NUMBER                                                                 SHARES

                                                                      CLASS B
                                                                    COMMON STOCK

                    TRINITY PARTNERS ACQUISITION COMPANY INC.

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                                           CUSIP

This                                                          SEE REVERSE FOR
certifies                                                   CERTAIN DEFINITIONS
that

is the owner of

   FULLY PAID AND NON-ASSESSABLE SHARES OF THE CLASS B COMMON STOCK, PAR VALUE
                              $.0001 PER SHARE, OF

                    TRINITY PARTNERS ACQUISITION COMPANY INC.

(hereinafter called the "Corporation"), transferable upon the books of the
Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued under and shall be subject to all the provisions of the Certificate of Incorporation and By-Laws of the Corporation (copies of which are on file at the office of the Transfer Agent of the Corporation), to all of which the holder by acceptance hereof assents.

     This certificate is not valid unless countersigned by the Transfer Agent.

     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

COUNTERSIGNED:                                   By:                         By:
    AMERICAN STOCK TRANSFER & TRUST COMPANY,
                           as Transfer Agent

                          Authorized Officer                 SECRETARY                      PRESIDENT

                    TRINITY PARTNERS ACQUISITION COMPANY INC.
                                    CORPORATE
                                      SEAL
                                      2004
                                    DELAWARE
                                        *

                    TRINITY PARTNERS ACQUISITION COMPANY INC.

     The Corporation will furnish without charge to each stockholder who so requests, a statement of the powers, designations, preferences and relative, participating, optional, or other special rights or each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common      UNIF GIFT MIN ACT - ______ Custodian _______
TEN ENT - as tenants by the                             (Cust)          (Minor)
          entireties
JT TEN -  as joint tenants with
          right of survivorship
          and not as tenants               under Uniform Gifts to Minors
          in common                        Act ___________________
                                                   (State)

     Additional abbreviations may also be used though not in the above list.

  For value received, ___________________ hereby sell, assign and transfer unto

                     PLEASE INSERT SOCIAL SECURITY OR OTHER
                         IDENTIFYING NUMBER OF ASSIGNEE

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  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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__________________________________________________________________________shares of the capital stock represented by the within Certificate; and do hereby irrevocably constitute and appoint _____________________________________________
________________________________________________________________________Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ____________________

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NOTICE:  THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
         WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR,
         WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

THE HOLDER OF THIS CERTIFICATE SHALL BE ENTITLED TO RECEIVE FUNDS FROM THAT
CERTAIN TRUST FUND ESTABLISHED ON BEHALF OF THE HOLDERS OF THE CORPORATION'S
CLASS B COMMON STOCK ONLY IN THE EVENT THAT THE CORPORATION IS UNABLE TO
COMPLETE A BUSINESS COMBINATION OR IF THE HOLDER SEEKS TO CONVERT HIS OR HER
RESPECTIVE SHARES INTO CASH UPON A BUSINESS COMBINATION WHICH HE OR SHE VOTED
AGAINST AND WHICH IS ACTUALLY COMPLETED BY THE CORPORATION. IN NO OTHER EVENT
SHALL THE HOLDER HAVE ANY RIGHT OR INTEREST OF ANY KIND IN OR TO THE TRUST FUND.